UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2012

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Company and Comerica Bank Amend the Canadian Credit Agreements to increase the Company’s borrowing capacity:

Manitex International, Inc. (the “Company”) currently has a Canadian revolving credit facility (the “Loan Agreement”) with Comerica Bank (“Comerica”). On August 10, 2012, the Company and certain of its subsidiaries entered into amendments to the existing Loan Agreement with Comerica which, among other things:

•	Increases the maximum borrowing under the credit facility by $1,500,000 from $6,500,000 to $8,000,000;

•	Modifies the advance formula for the Canadian credit facilities which will increases the amount the Company can borrow.

The specific documents that were amended are:

•	Amendment No. 1 to Amended and Restated Master Revolving Note dated December 21, 2011 (“Amendment No. 1), Exhibit 10.1 and

•	First Amendment to Advance Formula Agreement dated December 23, 2011 (“First Amendment”) Exhibit 10.2.

Additionally, the following the Recertification and Reaffirmations were also executed:

•	Recertification of Authority issued by Manitex Liftking, ULC, Exhibit 10.3.

•	Reaffirmation of Guaranty that reaffirms Manitex International, Inc.’s obligation under its Guaranty dated December 23, 2011, Exhibit 10.4

•	Reaffirmation of Guaranty that reaffirms Manitex, LLC’s obligation under its Guaranty dated December 23, 2011, Exhibit 10.5.

Amendment No. 1, as stated above, increases the Maximum that can be borrowed under the Loan Agreement by $1,500,000 to $8,000,000. Additionally, Amendment No. 1 adds a provision that under which Comerica is to receive an unused credit line fee in an amount equal to one-eigth percent (1/8%) per annum payable quarterly in arrears.

The First Amendment, modifies certain definitions and amounts used in calculating the borrowing base including increasing the inventory borrowing limit used in the advance formula from CDN$3,500 to CDN$5,000 and to increase the work in process inventory cap from CDN$500 to CDN$625. The advance formula was also modified so that the $5,000 inventory cap is the maximum that can be borrowed using the inventory as collateral including amounts borrowed using work in process inventory as collateral. Finally, the definition of Eligible Accounts was modified to include certain governmental agencies or departments as Eligible Accounts.

The above summaries of the amendments, recertification and reaffirmations are qualified in their entirety by reference to the copies of such amendments, recertification and reaffirmations attached as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/s/ David H. Gransee
Name:	David H. Gransee
Title:	Vice President and Chief Financial Officer

Date: August 13, 2011

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 1 to Amended and Restated Master Revolving Note dated December 21, 2011

10.2	First Amendment to Advance Formula Agreement dated December 23, 2011

10.3	Recertification of Authority issued by Manitex Liftking, ULC

10.4	Reaffirmation of Guaranty that reaffirms Manitex International, Inc.’s obligation under its Guaranty dated December 23, 2011

10.5	Reaffirmation of Guaranty that reaffirms Manitex, LLC’s obligation under its Guaranty dated December 23, 2011